PRIVATE WARRANTS	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
PRIVATE WARRANTS

NOTE 9. PRIVATE WARRANTS

The Private Warrants are identical to the Public Warrants (see Note 10) underlying the Units being sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants are not transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.